EXHIBIT 32


CERTIFICATION PURSUANT TO SECTION 906

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned officer of Whoopass Poker Corporation
(formerly Whiffletree Acquisition Corporation (the "Company"), hereby certify to my knowledge that:

The Report on Form 10-K/A for the period from April 23, 2012 (Inception) to December 31, 2012, of the Company fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section
906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange
Commission or its staff upon request.


                             /s/ Donald Hohman
                                 Chief Executive Officer
                                 Chief Financial Officer
Date: July 19, 2013